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

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
Wachovia Securities                  SPG - Residential Mortgage & Consumer Group

                     Wachovia Mortgage Loan Trust 2005-WMC1
                   Interest Only Loans Summary Characteristics
                               Cut-Off Date 9/1/05

================================================================================

----------------------------------------
Pool Characteristics
----------------------------------------
Cut-off Date: 2005-09-01
Pool Size: $165,338,919.18
Loan Count: 529
Gross WAC: 6.3148%
Servicing Fee: 0.5000%
Administrative Fee: 0.0050%
Net WAC: 5.8098%
Original Amortization Term: 360 months
Original Term to Maturity: 360 months
Remaining Term to Maturity: 359 months
Seasoning: 1 months
FICO Score: 672
Lien LTV Ratio: 80.79%
Stated DTI Ratio: 39.61%
% Second Lien: 0.00%
% Single Family: 70.75%
% Full Doc: 39.24%
% Cashout Refi: 36.90%
% Owner Occupied: 97.93%
% with Prepay Penalties: 74.36%
% Fixed Rate: 0.00%
% ARM: 100.00%
% Interest Only: 100.00%
% Balloons: 0.00%
% 30/40 Balloons: 0.00%
% 15/30 Balloons: 0.00%
W.A. Roll Term (ARMs): 26 months
W.A. Margin (ARMs): 6.1464%
W.A. Initial Cap (ARMs): 3.1219%
W.A. Periodic Cap (ARMs): 1.0012%
W.A. Ceiling (ARMs): 12.8160%
W.A. Floor (ARMs): 6.3148%
----------------------------------------

----------------------------------------
Lien Position                      %
----------------------------------------
 1                           100.00%
----------------------------------------
Total:                       100.00%
----------------------------------------

----------------------------------------
Product Type                       %
----------------------------------------
2/28 ARM 5 yr IO              80.74%
5/25 ARM 5 yr IO                7.08
2/28 ARM 10 yr IO               5.15
3/27 ARM 5 yr IO                4.84
3/27 ARM 10 yr IO               1.37
5/25 ARM 10 yr IO               0.82
----------------------------------------
Total:                       100.00%
----------------------------------------

----------------------------------------
Unpaid Principal Balance           %
----------------------------------------
50,001 - 100,000               0.62%
100,001 - 150,000               3.13
150,001 - 200,000               7.55
200,001 - 250,000              11.21
250,001 - 300,000              12.18
300,001 - 350,000              11.30
350,001 - 400,000              13.80
400,001 - 450,000              12.09
450,001 - 500,000              10.88
500,001 - 600,000              10.34
600,001 - 700,000               4.61
700,001 - 800,000               1.77
800,001 +                       0.52
----------------------------------------
Total:                       100.00%
----------------------------------------
Average: $312,549.94
Lowest: $60,800.00
Highest: $863,200.00
----------------------------------------


----------------------------------------
Current WAC                        %
----------------------------------------
4.51 - 5.00                    0.71%
5.01 - 5.50                     9.29
5.51 - 6.00                    27.73
6.01 - 6.50                    26.33
6.51 - 7.00                    25.00
7.01 - 7.50                     8.03
7.51 - 8.00                     2.04
8.01 - 8.50                     0.78
8.51 - 9.00                     0.10
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 6.315%
Lowest: 4.990%
Highest: 8.550%
----------------------------------------

----------------------------------------
Seasoning                          %
----------------------------------------
 0                             0.65%
 1                             75.61
 2                             21.62
 3                              1.83
 4                              0.15
 6                              0.13
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 1 months
----------------------------------------

----------------------------------------
Credit Grade                       %
----------------------------------------
AA                            72.25%
A                              22.53
A-                              5.22
----------------------------------------
Total:                       100.00%
----------------------------------------

----------------------------------------
FICO Score                         %
----------------------------------------
540 - 559                      0.24%
560 - 579                       0.36
580 - 599                       4.04
600 - 619                       7.43
620 - 639                      11.44
640 - 659                      15.27
660 - 679                      22.53
680 - 699                      12.57
700 - 719                       8.88
720 - 739                       8.44
740 +                           8.80
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 672
Lowest: 540
Highest: 816
----------------------------------------

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Lien Loan-to-Value Ratio*          %
----------------------------------------
50.01 - 60.00                  0.94%
60.01 - 70.00                   2.46
70.01 - 75.00                   2.66
75.01 - 80.00                  76.46
80.01 - 85.00                   5.12
85.01 - 90.00                   8.05
90.01 - 95.00                   4.31
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 80.79%
Lowest: 51.00%
Highest: 95.00%
----------------------------------------

* Lien LTV means LTV ratio for 1st lien
loans and Combined LTV ratio for 2nd
lien loans.

----------------------------------------
Debt-to-Income Ratio               %
----------------------------------------
0.01 - 10.00                   0.30%
10.01 - 20.00                   1.91
20.01 - 30.00                  10.59
30.01 - 40.00                  32.96
40.01 - 50.00                  52.19
50.01 - 60.00                   2.06
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 39.61%
Lowest: 10.00%
Highest: 57.00%
----------------------------------------

----------------------------------------
Documentation Type                 %
----------------------------------------
Full                          39.24%
Stated                         36.82
1 yr Income Verification       19.77
6 mo Bank Statements            4.17
----------------------------------------
Total:                       100.00%
----------------------------------------

----------------------------------------
Loan Purpose                       %
----------------------------------------
Purchase                      59.77%
Cash Out Refinance             36.90
Rate/Term Refinance             3.32
----------------------------------------
Total:                       100.00%
----------------------------------------

----------------------------------------
Occupancy Type                     %
----------------------------------------
Owner Occupied                97.93%
Second/Vacation Home            1.97
Investor                        0.10
----------------------------------------
Total:                       100.00%
----------------------------------------

----------------------------------------
Property Type                      %
----------------------------------------
Single Family                 70.75%
PUD Detached                   16.39
Condominium                    11.01
Duplex                          1.60
Townhouse                       0.24
----------------------------------------
Total:                       100.00%
----------------------------------------

----------------------------------------
State                              %
----------------------------------------
California                    63.20%
New York                        4.48
Virginia                        4.18
Washington                      3.76
Maryland                        3.49
Arizona                         3.30
Florida                         2.78
Massachussets                   2.44
Nevada                          1.98
Illinois                        1.46
Other                           8.93
----------------------------------------
Total:                       100.00%
----------------------------------------

----------------------------------------
Gross Margin (ARMs)                %
----------------------------------------
4.01 - 5.00                    3.81%
5.01 - 6.00                    42.65
6.01 - 7.00                    45.40
7.01 - 8.00                     8.03
8.01 - 9.00                     0.11
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 6.146%
Lowest: 4.270%
Highest: 8.225%
----------------------------------------

----------------------------------------
Term to Roll (ARMs)                %
----------------------------------------
13 - 18                        0.13%
19 - 24                        85.76
31 - 36                         6.21
55 - 60                         7.90
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 26 months
Lowest: 18 months
Highest: 59 months
----------------------------------------

----------------------------------------
Maximum Rate (ARMs)                %
----------------------------------------
11.01 - 12.00                 10.00%
12.01 - 13.00                  53.81
13.01 - 14.00                  33.27
14.01 - 15.00                   2.83
15.01 - 16.00                   0.10
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 12.816%
Lowest: 11.490%
Highest: 15.050%
----------------------------------------

----------------------------------------
Initial Cap (ARMs)                 %
----------------------------------------
1.00                           0.57%
1.50                            0.92
2.00                            0.16
3.00                           90.91
5.00                            7.44
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 3.122%
----------------------------------------

----------------------------------------
Periodic Cap (ARMs)                %
----------------------------------------
1.00 99.76%
1.50 0.24
----------------------------------------
Total:                       100.00%
----------------------------------------
W.A.: 1.001%
----------------------------------------

----------------------------------------
Minimum Rate (ARMs)                %
----------------------------------------
4.01 - 5.00                    0.71%
5.01 - 6.00                    37.02
6.01 - 7.00                    51.32
7.01 - 8.00                    10.07
8.01 - 9.00 0.88
----------------------------------------
Total: 100.00%
----------------------------------------
W.A.: 6.315%
Lowest: 4.990%
Highest: 8.550%
----------------------------------------

----------------------------------------
Prepay Penalty Term                %
----------------------------------------
 0                            25.64%
 6                              0.17
 12                             6.24
 24                            61.01
 36                             6.94
----------------------------------------
Total:                       100.00%
----------------------------------------

================================================================================

                              FOR INTERNAL USE ONLY
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